EXHIBIT 99.4

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information and related notes present the historical condensed combined financial information of Bright Mountain Media, Inc. (herein referred to as the “Company”, “we”, “our”, “us” and similar terms unless the context indicates otherwise) and Sostre Enterprises. Inc. (“Sostre”), after giving effect to the asset acquisition of Black Helmet® Apparel, a division of Sostre, (“Black Helmet”) that was completed on December 16, 2016, effective December 15, 2016, (the “Acquisition”), pursuant to which, the Company acquired certain assets and assumed certain liabilities of Black Helmet. The Acquisition was accounted for as a business combination in accordance with the guidance contained in the Financial Accounting Standards Board’s Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”). The unaudited pro forma condensed combined financial information gives effect to the acquisition of Black Helmet based on the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2016 is presented as if the Acquisition had occurred on September 30, 2016. The unaudited condensed combined statements of operations for the nine months ended September 30, 2016 and for the year ended December 31, 2015 are presented as if the Acquisition had occurred on January 1, 2015.

The unaudited pro forma condensed combined financial information was prepared in accordance with Article 11 of the U.S. Securities and Exchange Commission’s Regulation S-X. The unaudited pro forma adjustments reflecting the transaction have been prepared in accordance with the guidance for business combinations presented in ASC 805, and reflect the allocation of our preliminary purchase price to the assets acquired and liabilities assumed in the Acquisition based on their estimated fair values. The historical financial information has been adjusted in the unaudited pro forma condensed combined financial information to give effect to pro forma events that are: (i) directly attributable to the Acquisition; (ii) factually supportable; and (iii) with respect to the condensed combined statements of operations, expected to have a continuing impact on our combined results of operations.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Acquisition had been affected on the dates previously set forth, nor is it indicative of the future operating results or financial position in combination. Our preliminary purchase price allocation was made using our best estimates of fair value, which are dependent upon certain valuation and other analyses that are not yet final. As a result, the unaudited pro forma purchase price adjustments related to the Acquisition are preliminary and subject to further adjustments as additional information becomes available and as additional analyses are performed during the applicable measurement period under ASC 805 (up to one year from the Acquisition date). There can be no assurances that any final valuations will not result in material adjustments to our preliminary estimated purchase price allocation. Further, the unaudited pro forma condensed combined financial information does not give effect to the potential impact of anticipated synergies, operating efficiencies, cost savings or transaction and integration costs that may result from the Acquisition.

The unaudited pro forma condensed combined financial information should be read in conjunction with our historical consolidated financial statements and their accompanying notes presented in our Annual Report on Form 10-K for the year ended December 31, 2015 and our Quarterly Report on Form 10-Q for the nine months ended September 30, 2016, as well as the historical financial statements of Sostre for the year ended December 31, 2015 and unaudited financial statements for the nine month period ended September 30, 2016.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2016

	Historical Information
	Bright	Sostre
	Mountain	Enterprises,		Pro Forma	Proforma
	Media, Inc.	Inc.	Combined	Adjustments	Combined	Notes

Assets
Current Assets
Cash	$102,341	$488	102,829	(488)	102,341	a
Cash - restricted		10,009		(10,009)		a
Accounts Receivable, net	64,292	3,042	67,334	(3,042)	64,292	a
Prepaid costs and expenses	108,481		108,481		108,481
Inventories	1,046,048	29,773	1,075,821	(773)	1,075,048	b
Total Current Assets	1,321,162	43,312	1,364,474	(14,312)	1,350,162
Fixed Assets, net	76,316	328	76,644	(328)	76,316	a
Website Acquisition Assets, net	677,014		677,014	671,000	1,348,014	b
Other Assets	133,983		133,983		133,983
Total Assets	$2,208,475	$43,640	2,252,115	656,360	2,908,475

Liabilities and Shareholders' Equity (Deficit)
Current Liabilities
Accounts payable	$471,687	$48,190	519,877	(8,190)	511,687	a
Accrued interest - related party	167		167		167
Accrued expenses		80,451	80,451	(80,451)	0	a
Deferred revenue		22,747	22,747	(22,747)	0	a
Loans payable		55,230	55,230	(55,230)	0	a
Premium finance loan payable	10,648		10,648		10,648
Notes payable		117,651	117,651	(117,651)	0	a
Total Current Liabilities	482,502	324,269	806,771	(284,269)	522,502
Long Term Debt to Related Parties, net	30,192		30,192		30,192
Total Liabilities	512,694	324,269	836,963	(284,269)	552,694

Shareholders' Equity (deficit)
Preferred stock, par value $0.01, 100,000 shares
of Series A issued and outstanding	1,000		1,000		1,000
Common stock	446,908	1	446,909	(1)	446,908	b
Additional paid-in capital	9,394,893		9,394,893		9,394,893
Accumulated Deficit	(8,147,020)	(280,630)	(8,427,650)	940,630	(7,487,020)	b, c, d, e, f, g, h, i, j
Total shareholders' equity (deficit)	1,695,781	(280,629)	1,415,152	940,629	2,355,781
Total Liabilities and shareholders' equity (deficit)	$2,208,475	$43,640	2,252,115	656,360	2,908,475

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2016

	Historical Information
	Bright	Sostre
	Mountain	Enterprises,		Pro Forma	Proforma
	Media, Inc.	Inc.	Combined	Adjustments	Combined	Notes

Revenues from product sales	$976,056	683,902	1,659,958		1,659,958
Revenues from services	313,266	118,824	432,090	(118,824)	313,266	c
Total revenue	1,289,322	802,726	2,092,048	(118,824)	1,973,224
Cost of sales - products	737,738	420,298	1,158,036		1,158,036
Gross profit	551,584	382,428	934,012	(118,824)	815,188

Selling General and administrative expenses	2,205,855	444,812	2,650,667	90,500	2,741,167	d, f, g, i, j

Income (loss) from operations	(1,654,271)	(62,384)	(1,716,655)	(209,324)	(1,925,979)

Other income (expense)
Interest income	21		21		21
Interest expense	(335,015)	(12,281)	(347,296)	(12,500)	(359,796)	e, h
Total other income (expense)	(334,994)	(12,281)	(347,275)	(12,500)	(359,775)
Net loss before taxes	(1,989,265)	(74,665)	(2,063,930)	(221,824)	(2,285,754)
Income taxes	-----	-----	-----	-----	-----

Net loss	$(1,989,265)	$(74,665)	(2,063,930)	(221,824)	(2,285,754)

Preferred stock dividends	278,525		278,525		278,525
Total preferred stock dividends	278,525		278,525		278,525
Net loss attributable to common shareholders	$(2,267,790)	(74,665)	(2,342,455)	(221,824)	(2,564,279)

Basic and diluted net loss per share	$(0.06)				$(0.06)

Weighted average shares outstanding -
Basic and diluted	40,848,279				41,048,279

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

	Historical Information
	Bright	Sostre
	Mountain	Enterprises,		Pro Forma	Proforma
	Media, Inc.	Inc.	Combined	Adjustments	Combined	Notes

Revenues from product sales	$1,408,481	1,238,270	2,646,751		2,646,751
Revenues from services	283,598	143,849	427,447	(143,849)	283,598	c
Total revenue	1,692,079	1,382,119	3,074,198	(143,849)	2,930,349
Cost of sales - products	1,148,338	641,154	1,789,492		1,789,492
Gross profit	543,741	740,965	1,284,706	(143,849)	1,140,857

Selling General and administrative expenses	2,214,238	802,972	3,017,210	(96,000)	2,921,210	d, f, g, i, j

Loss from operations	(1,670,497)	(62,007)	(1,732,504)	(47,849)	(1,780,353)

Other income (expense)
Interest income	30		30		30
Interest expense	(2,627)	(29,543)	(32,170)	(1,000)	(33,170)	e, h
Total other income (expense)	(2,597)	(29,543)	(32,140)	(1,000)	(33,140)
Net loss before taxes	(1,673,094)	(91,550)	(1,764,644)	(48,849)	(1,813,493)
Income taxes	-----	-----	-----	-----	-----

Net loss	(1,673,094)	(91,550)	(1,764,644)	(48,849)	(1,813,493)

Preferred stock dividends	338,684		338,684		338,684
Total preferred stock dividends	338,684
Net loss attributable to common shareholders	$(2,011,778)	$(91,550)	$(2,103,328)	$(48,849)	(2,152,177)

Basic and diluted net loss per share	$(0.06)				$(0.06)

Weighted average shares outstanding -
Basic and diluted	34,587,695				34,787,695

1.

Basis of Pro Forma Presentation

On December 15, 2016, we entered into an Asset Purchase Agreement (the “Agreement”) with Sostre Enterprises, Inc. (“Sostre”) pursuant to which the Company acquired the Black Helmet® Apparel (“Black Helmet”) division of Sostre. The unaudited pro forma condensed combined balance sheet at September 30, 2016 combines our historical condensed consolidated balance sheet with the historical condensed balance sheet of Sostre as if the Acquisition had occurred on that date. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2016 and for the year ended December 31, 2015 combine our historical condensed consolidated statements of operations with the condensed consolidated statements of operations of Black Helmet as if the Acquisition had occurred on January 1, 2015. The historical financial information is adjusted in the unaudited pro forma condensed combined financial information to give effect to pro forma events that are: (i) directly attributable to the Acquisition; (ii) factually supportable; and (iii) with respect to the condensed combined statements of operations, expected to have a continuing impact on our combined results.

2.

Preliminary Consideration Transferred

Pursuant to the terms of the Asset Purchase Agreement, which was effective December 15, 2016, we paid $660,000 in consideration including $250,000 in cash which included the direct payment of certain vendors of approximately $80,000, the forgiveness of $200,000 in working capital notes provided to Black Helmet prior to closing, the assumption of $40,000 in liabilities and issuance of $200,000 shares of our common stock with a fair value on the date of issuance of $170,000.

3.

Preliminary Purchase Price Allocation

Under the acquisition method of accounting outlined in ASC 805, the identifiable assets acquired and liabilities assumed in the Acquisition are recorded at their Acquisition-date fair values and are included in the Company’s consolidated financial position. Our unaudited pro forma adjustments are preliminary in nature and based on the estimates of fair value for all assets acquired and liabilities assumed to illustrate the estimated effect of the Acquisition on our condensed consolidated balance sheet at September 30, 2016. Accordingly, the unaudited pro forma purchase price allocation is subject to further adjustments as additional information becomes available and as additional analyses are performed. The primary areas that are not yet finalized relate to our estimated fair values for inventory and identifiable intangible assets. There can be no assurances that any final valuations will not result in material adjustments to our preliminary estimated purchase price allocation.

The following table summarizes the preliminary purchase price allocation for the assets acquired and liabilities assumed in connection with the Acquisition:

	Amount	Weighted Average Life (Years)
Fair value of assets acquired
Inventory	$29,000
Identifiable intangible assets:
Trade name	150,000	Indefinite
Technology & websites	80,000	3
Customer relationships	321,000	5
Covenant not-to-compete	120,000	5
Total identifiable intangible assets acquired	671,000
Total assets acquired	700,000
Fair value of liabilities assumed
Accounts payable	40,000
Total liabilities assumed	40,000
Total identifiable net assets	660,000
Fair value of consideration transferred	$660,000

Our unaudited pro forma purchase price allocation includes certain identifiable intangible assets with an estimated fair value of approximately $660,000. The fair value of the identifiable intangible assets acquired was estimated using a combination of asset-based and income-based valuation methodologies. The asset-based valuation methodology established a fair value estimate based on the cost of replacing the asset, less amortization from functional use and economic obsolescence, if present and measureable. The income-based valuation methodology utilizes a discounted cash flow technique where the expected future economic benefits of ownership of an asset are discounted back to present value. This valuation technique requires us to make certain assumptions about, including, but not limited to, future operating performance and cash flow, and other such variables which are discounted to present value using a discount rate that reflects the risk factors associated with future cash flow, the characteristics of the assets acquired, and the experience of the acquired business. Such estimates are subject to change, possibly materially, as additional information becomes available and as additional analyses are performed.

4.

Pro Forma Adjustments

The pro forma adjustments included in the unaudited pro forma condensed combined financial information are as follows:

a.)

Adjustment to reflect the fair value of the total consideration of $660,000 transferred for the Asset Acquisition.

b.)

Adjustment to reflect our preliminary purchase price allocation, which assigns our estimates of fair value to all assets acquired and liabilities assumed. The adjustment also reflects the elimination of Sostre’s historical equity balances as the transaction was an asset acquisition, as well as all assets and liabilities not acquired or assumed by the Company as part of the transaction. The following represents an allocation of these adjustments to Sostre’s unaudited historical condensed balance sheet as of September 30, 2016:

	Historical	Assets		Adjusted
	Sostre	Not Acquired		Sostre
	Enterprises,	Liabilities	Pro Forma	Enterprises,
	Inc.	Not Assumed	Adjustments	Inc.
Assets
Current Assets
Cash	$488	(488)		0
Cash - restricted	10,009	(10,009)		0
Accounts Receivable, net	3,042	(3,042)		0
Inventories	29,773		(773)	29,000
Total Current Assets	43,312			29,000
Fixed Assets, net	328	(328)		0
Intangible assets, net			671,000	671,000
Total Assets	$43,640			700,000

Liabilities and Shareholders' Equity (Deficit)
Current Liabilities
Accounts payable	$48,190	(8,190)		40,000
Accrued expenses	80,451	(80,451)		0
Deferred revenue	22,747	(22,747)		0
Loans payable	55,230	(55,230)		0
Notes payable	117,651	(117,651)		0
Total Current Liabilities	324,269			40,000
Total Liabilities	324,269			40,000

Shareholders' Equity (deficit)
Common stock	1		(1)	-----
Accumulated Deficit	(280,630)		940,630	660,000
Total shareholders' equity (deficit)	(280,629)			660,000
Total Liabilities and shareholders' equity (deficit)	$43,640			700,000

The following table summarizes the impact of pro forma adjustments to revenues and operating expense classifications presented in the unaudited proforma condensed combined statements of operations for the nine months ended September 30, 2016 and the year ended December 31, 2015:

			General and
			Administrative
		Revenues	Expenses	Interest	Total

For the Nine months Ended September 30, 2016

(c)	Revenues	$118,824			118,824
(d)	Compensation		(58,000)		(58,000)
(e)	Interest			(10,000)	(10,000)
(f)	Rent and facility charges		(9,000)		(9,000)
(g)	Amortization		86,000		86,000
(h)	Interest			22,500	22,500
(i)	Service agreements		112,500		112,500
(j)	Other general and administrative expenses		(41,000)		(41,000)
		$118,824	90,500	12,500	221,824

For the Year Ended December 31, 2015

(c)	Revenues	$143,849			143,849
(d)	Compensation		(75,000)		(75,000)
(e)	Interest			(29,000)	(29,000)
(f)	Rent and facility charges		(7,000)		(7,000)
(g)	Amortization		115,000		115,000
(h)	Interest			30,000	30,000
(i)	Service agreements		150,000		150,000
(j)	Other general and administrative expenses		(279,000)		(279,000)
		$143,849	(96,000)	1,000	48,849

(c)

Adjustment to eliminated revenues generated by Sostre's Weblift division not purchased by the Company.

(d)

Adjustment to eliminate salaries, benefits and employee related expenses attributable to operations of Sostre, primarily the operations of their Weblift division, not acquired by the Company.

(e)

Adjustment to reflect settlement of Sostre debts at closing from cash proceeds.

(f)

Adjustment to eliminate rent and other facility charges for locations not utilized by the Company post acquisition.

(g)

Adjustment to recognize amortization expense on acquired definite-lived intangible assets.

(h)

Adjustment to reflect interest on funds borrowed in conection with cash component of acquisition.

(i)

Adjustment to recognize cost of two service agreements entered into in connection with Black Helmet acquisition.

(j)

Adjust for additional selling, general and administrative expenses attributable to operations of Sostre, primarily the operations of their Weblift division, not acquired by the Company.